Pre-Approved Defined Contribution Plan – 06/30/2020 PS Plan 83679-1731730290AA  2020 FMR LLC All rights reserved. 1 AMENDMENT EXECUTION PAGE Plan Name: RYAM 401(k) Plan for Salaried Employees (the "Plan") Employer: Rayonier Advanced Materials Inc. [Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.] The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below: Section Amended Effective Date Compensation Addendum 01/01/2024 IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date given below. Employer: Rayonier Advanced Materials Inc. Employer: Rayonier Advanced Materials Inc. By: By: Title: Title: Date: Date: Note: Only one authorized signature is required to execute this Adoption Agreement unless the Employer's corporate policy mandates two authorized signatures. Note: This page may be duplicated, if needed, to allow separate execution when the Employer indicated in Section 1.02(a) is changing. Docusign Envelope ID: 77983780-AC3F-4E47-A8A2-30D3B7709080 11/19/2024 | 3:34:46 PM EST CAO and SVP, HR

Docusign Envelope ID: 77983780-AC3F-4E47-A8A2-30D3B7709080

COMPENSATION ADDENDUM

for

Plan Name: RYAM 401(k) Plan for Salaried Employees

(a) ***Compensation Base Additions*** – Compensation shall also include the following:

(1) ☐ None or N/A

(2) ☑ Deemed Code Section 125 compensation (as described in Section 2.01(k)(2))

(3) ☐ Other: ________

Note: If the Employer elects in (a)(3) above to include an item in Compensation only for a particular group of Employees, any eligible group defined in (a)(3) above must be a definitely determinable group and cannot be subject to the discretion of the Employer. In addition, the design of the classifications cannot be such that the only Non-Highly Compensated Employees benefiting under the Plan are those with the lowest compensation and/or the shortest periods of service and who may represent the minimum number of such employees necessary to satisfy coverage under Code Section 410(b).

(b) ***Compensation Exclusions*** – Compensation shall exclude the item(s) selected below for the indicated types of contributions.

	(1) Deferral Contributions, Employee Contributions, Qualified Nonelective Employer Contributions, 401(k) Safe Harbor Matching Employer Contributions	**(2)** Nonelective Employer Contributions - other than 401(k) Safe Harbor Nonelective Employer Contributions	**(3)** Matching Employer Contributions - other than 401(k) Safe Harbor Matching Employer Contributions	**(4)** 401(k) Safe Harbor Nonelective Employer Contributions	
(A)				X	N/A – not applicable – Plan does not offer this type of contribution or no exclusions
(B)	X	X	X		Reimbursements or other expense allowances
(C)	X	X	X		Fringe benefits (cash and non-cash)
(D)	X	X	X		Moving expenses
(E)	X	X	X		Deferred compensation
(F)	X	X	X		Welfare benefits
(G)					Unused leave (as described in Section 2.01(k)(2)(B)(ii)(II))
(H)	X	X	X		Differential Wages (as defined in Section 2.01(k)(2)(B)(i))
(I)	X	X	X		Overtime pay
(J)	X		X		Bonuses
(K)					Commissions
(L)					The value of restricted stock or of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.

Pre-Approved Defined Contribution Plan – 06/30/2020

PS Plan
83679-1731730290AA

© 2020 FMR LLC
All rights reserved.

2

Docusign Envelope ID: 77983780-AC3F-4E47-A8A2-30D3B7709080

(M)					Severance pay received prior to termination of employment (***Severance for this purpose would be amounts other than those described in Section 2.01(k)(2)(B)(ii) and any such amounts received following severance from employment would always be excluded for purposes of contributions.)***
(N)					Amounts paid to, or on behalf of, the Employee to reduce or offset student loan repayment obligations
(O)	X	X	X		Such other items as are identified in (b)(5) below

(5) The following other items are excluded for the types of contributions indicated:

(A) ***Compensation for Deferral Contributions, Employee Contributions, Qualified Nonelective Employer Contributions, and 401(k) Safe Harbor Matching Employer Contributions.*** The following items are excluded from Compensation for purposes of determining Deferral Contributions, Employee Contributions, Qualified Nonelective Employer Contributions, and 401(k) Safe Harbor Matching Employer Contributions *(Complete if (b)(1)(O) is selected above and list separately any items excluded from Compensation only for a particular group of Employees and provide a description of that group or excluded only for a particular type of contribution listed in this paragraph.)*:

short-term disability or disability salary continuation payments;

foreign service allowance.

Note: If the Employer has selected Safe Harbor Matching Employer Contributions, any exclusion listed in (A) above must be a permitted exclusion under Section 1.414(s)-1(d)(2) of the Treasury Regulations. In addition, a Participant must be permitted to make Deferral Contributions under the Plan sufficient to receive the full 401(k) Safe Harbor Matching Employer Contribution, determined as a percentage of Compensation meeting the requirements of Code Section 414(s).

(B) ***Compensation for Nonelective Employer Contributions (other than 401(k) Safe Harbor Nonelective Employer Contributions).*** The following items are excluded from Compensation for purposes of allocating Nonelective Employer Contributions other than 401(k) Safe Harbor Nonelective Employer Contributions and Nonelective Employer Contributions that are allocated under the Integrated Formula, if elected in Subsection 1.12(a)(4) and/or 1.12(b)(2) (*Complete if (b)(2)(O) is selected above and list separately any items excluded from Compensation only for a particular group of Employees and provide a description of that group or excluded only for a particular type of contribution listed in this paragraph.*):

short-term disability or disability salary continuation payments;
foreign service allowance;
All bonuses that are not standard gain share bonus.

(C) ***Compensation for Matching Employer Contributions (other than 401(k) Safe Harbor Matching Employer Contributions).*** The following items are excluded from Compensation for purposes of allocating Matching Employer Contributions other than 401(k) Safe Harbor Matching Employer Contributions *(Complete if (b)(3)(O) is selected above and list separately any items excluded from Compensation only for a particular group of Employees and provide a description of that group or excluded only for a particular type of contribution listed in this paragraph.)*:

short-term disability or disability salary continuation payments;
foreign service allowance.

Pre-Approved Defined Contribution Plan – 06/30/2020 PS Plan
83679-1731730290AA

© 2020 FMR LLC
All rights reserved.
3

Pre-Approved Defined Contribution Plan – 06/30/2020 PS Plan 83679-1731730290AA  2020 FMR LLC All rights reserved. 4 (D) Compensation for 401(k) Safe Harbor Nonelective Employer Contributions. The following items are excluded from Compensation for purposes of allocating 401(k) Safe Harbor Nonelective Employer Contributions (Complete if (b)(4)(O) is selected above and list separately any items excluded from Compensation only for a particular group of Employees and provide a description of that group or excluded only for a particular type of contribution listed in this paragraph.): __________________________________________________________________. Note: Any exclusion listed in (D) above must be a permitted exclusion under Section 1.414(s)-1(d)(2) of the Treasury Regulations. In addition, the definition of Compensation must be tested to show that it meets the requirements of Code Section 414(s). Note: Any Participant group identified in (A) through (D) above must be a definitely determinable group and cannot be subject to the discretion of the Employer. In addition, the design of the classifications cannot be such that the only Non-Highly Compensated Employees benefiting under the Plan are those with the lowest compensation and/or the shortest periods of service and who may represent the minimum number of such employees necessary to satisfy coverage under Code Section 410(b). Note: Generally, the Employer’s selection of only option (A) or of options (B) through (F) (as a group), (G) and/or (H) above will not require Compensation be tested to show that it meets the requirements of Code Section 414(s) and it will be deemed an acceptable definition of Compensation for 401(k) Safe Harbor Nonelective Employer Contributions. If the Employer selects any of options (I) through (O), then it must be determined that the type of Compensation excluded is irregular or additional based on all the relevant facts and circumstances and must generally meet the following requirements: (1) for Nonelective Employer Contributions other than 401(k) Safe Harbor Nonelective Employer Contributions, the Plan must either pass the requirements under Code Section 414(s) or must pass the general test under regulations issued under Code Section 401(a)(4); (2) for 401(k) Safe Harbor Nonelective Employer Contributions, Compensation must not, for Non-Highly Compensated Employees, exclude amounts over a certain dollar amount (except as otherwise provided by Code Section 401(a)(17)) and must be tested to show that it meets the requirements of Code Section 414(s); (3) for Deferral Contributions and Safe Harbor Matching Employer Contributions, a Participant must be permitted to make Deferral Contributions under the Plan sufficient to receive the full 401(k) Safe Harbor Matching Employer Contribution, determined as a percentage of Compensation meeting the requirements of Code Section 414(s); (4) for Matching Employer Contributions (other than 401(k) Safe Harbor Matching Employer Contributions), Compensation for purposes of applying the limitations on Matching Employer Contributions described in Section 6.10 of the Basic Plan Document (for deemed satisfaction of the "ACP" test) must be tested to show that it meets the requirements of Code Section 414(s). Unless elected otherwise above, Compensation will include amounts described in Section 2.01(k)(2)(A) and (B) of the Basic Plan Document and exclude deemed Code Section 125 compensation. If the Plan is determined to be top heavy (in accordance with Option 1.22 and Article 15 of the Basic Plan Document), then contributions made pursuant to Section 15.03 of the Basic Plan Document will be based on Compensation without the above chosen exclusions. Docusign Envelope ID: 77983780-AC3F-4E47-A8A2-30D3B7709080